EXECUTION VERSION

October 28, 2024

Centerspace, LP
800 LaSalle Avenue, Suite 1600
Minneapolis, MN 55402

Re:    Amendment No. 4 to Note Purchase and Private Shelf Agreement
Ladies and Gentlemen:
    Reference is made to the Note Purchase and Private Shelf Agreement, dated as of September 13, 2019 (as amended by (i) Amendment No. 1 thereto dated as of January 6, 2021, (ii) Amendment No. 2 thereto dated as of September 17, 2021 and (iii) Amendment No. 3 thereto dated as of November 22, 2022, as amended, the “Note Agreement”), between Centerspace, LP, a North Dakota limited partnership (formerly known as IRET Properties, a North Dakota Limited Partnership, the “Company”), Centerspace, a real estate investment trust organized under the laws of North Dakota (formerly known as Investors Real Estate Trust, the “Parent”), Centerspace, Inc., a North Dakota corporation (formerly known as IRET, Inc., the “General Partner”) and the other Guarantors party thereto (such Guarantors, the Company, the Parent and the General Partner, each a “Transaction Party” and collectively, the “Transaction Parties” ), on the one hand, and PGIM, Inc. (“Prudential”), the Initial Purchasers named in the Purchaser Schedule attached thereto, and each Prudential Affiliate which has become or hereafter becomes a party thereto, on the other hand. Capitalized terms used herein that are not otherwise defined herein shall have the meaning specified in the Note Agreement.
The Company has requested that Prudential amend the Note Agreement as set forth below. Subject to the terms and conditions hereof, and provided that the Company agrees to the modifications of the Note Agreement set forth below, Prudential is willing to agree to the Company’s request.
    Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
    SECTION 1. Amendments to the Note Agreement. Effective upon the Effective Date (as defined in Section 2 hereof), the parties hereto agree that the Note Agreement is amended as follows:
1.1.    Paragraph 2B(1) of the Note Agreement is amended and restated in its entirety as follows:

2B(1).     Facility. Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Prudential Affiliates from time to time, the purchase of Shelf Notes pursuant to this Agreement. The willingness of Prudential to consider such purchase of Shelf Notes is herein called the “Facility”. At any time, (i) $300,000,000 minus (ii) the aggregate principal amount of Notes outstanding pursuant to this Agreement, minus (iii) the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time minus (iv) the aggregate outstanding principal amount of the notes of the Company or any other Transaction Party under the Club NPA held by Prudential or any Prudential Affiliate, is herein called the “Available Facility Amount” at such time. NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER PURCHASES OF SHELF NOTES BY PRUDENTIAL AFFILIATES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

1.2.    Clause (i) of paragraph 2B(2) of the Note Agreement is amended and restated in its entirety as follows:
(i) October 28, 2027 (or if such date is not a Business Day, the Business Day next preceding such date)
SECTION 2.    Effectiveness. The amendments described in Section 1 above shall become effective on the date (the “Effective Date”) when each of the following conditions has been satisfied:
2.1.    Documents. Prudential shall have received original counterparts or, if satisfactory to Prudential, certified or other copies of all of the following, each duly executed and delivered by the party or parties thereto, in form and substance satisfactory to Prudential, dated the date hereof unless otherwise indicated, and on the date hereof in full force and effect:
(a)    a counterpart hereof duly executed by the Transaction Parties and Prudential; and
(b)    such other certificates, documents and agreements as Prudential may reasonably request.
2.2.    Fees and Expenses. The Company shall have paid the reasonable fees, charges and disbursements of ArentFox Schiff LLP, special counsel to Prudential incurred in connection with this letter, provided that the Company shall have received the invoice therefor at least one Business Day in advance.
2.3.    Representations and Warranties. The representations and warranties of the Transaction Parties in Section 3 hereof shall be true and correct on the Effective Date.
    2.4.    Structuring Fee. Prudential shall have received payment of the structuring fee referred to in Section 4.
2.5.    Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to Prudential and its counsel, and Prudential shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.
    SECTION 3. Representations and Warranties. To induce Prudential to execute and deliver this letter, the Transaction Parties hereby jointly and severally represents, warrants and covenants that (a) the execution and delivery of this letter have been duly authorized by all necessary corporate, limited liability company, limited partnership or trust action on behalf each Transaction Party and this letter has been executed and delivered by a duly authorized officer of each Transaction Party, and all necessary or required consents to this letter have been obtained and are in full force and effect, (b) after giving effect to the amendments to the Note Agreement in Section 1 hereof, the representations and warranties contained in paragraph 8 of the Note Agreement are true and correct on and as of the Effective Date with the same effect as if made on such date and (c) both before and after giving effect to this letter, no Event of Default or Default exists or has occurred and is continuing on the date hereof.
SECTION 4.    Structuring Fee. The Company agrees to pay to Prudential (or at the direction of Prudential) a structuring fee equal to $50,000 by wire transfer of immediately available funds.
SECTION 5. Reference to and Effect on Note Agreement and Notes. Upon the effectiveness of the amendments in this letter, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement as modified by this letter. Except as specifically set forth in Section 1 of this letter, the Note Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically set forth in Section 1 of this letter, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement, any Note or any other Transaction Document, (b) operate as a waiver of any right, power or remedy of Prudential, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement, any Note or any other Transaction Document at any time. The Company acknowledges and agrees that Prudential is not under any duty or obligation of any kind or nature whatsoever to grant the Company any additional waivers or consents of any type, whether or not under similar circumstances, and no course of dealing or course of performance shall be deemed to have occurred as a result of the amendments herein.
SECTION 6. Release. Each of the Transaction Parties hereby absolutely and unconditionally releases and forever discharges Prudential, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, counterclaims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Transaction Party has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter or cause arising from the Note Agreement or any other Transaction Document on or prior to the date of this letter, whether such claims, counterclaims, demands or causes of action are matured or unmatured or known or unknown.
SECTION 7. Expenses. The Company hereby confirms its obligation under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by Prudential, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by Prudential in connection with this letter agreement or the transactions contemplated hereby, in enforcing any rights under this letter, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter or the transactions contemplated hereby. The obligations of the Company under this Section 7 shall survive transfer by any holder of any Note and payment of any Note.
SECTION 8. Reaffirmation. Each of the Parent and the General Partner hereby consents to the foregoing amendments to the Note Agreement and hereby ratifies and reaffirms all of their payment and performance obligations, contingent or otherwise, under the Guaranty Agreement to which it is a party after giving effect to such amendments. Each Guarantor hereby acknowledges that, notwithstanding the foregoing amendments, that the Guaranty Agreement to which it is a party remains in full force and effect and is hereby ratified and confirmed. Without limiting the generality of the foregoing, each of the Parent and the General Partner agree and confirms that the Guaranty Agreement to which it is a party continues to guaranty the obligations of the Company arising under or in connection with the Note Agreement, as amended by this letter agreement. The execution of this letter agreement shall not operate as a novation, waiver of any right, power or remedy of any holder of Notes under any Guaranty Agreement.
SECTION 9. Governing Law. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
SECTION 10. Counterparts; Facsimile Signature Pages; Section Titles. This letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
SECTION 11. Letter Agreement as Transaction Document. This letter agreement shall constitute a Transaction Document under the Note Agreement, and, accordingly, it shall be an Event of Default under the Note Agreement if the Transaction Parties fail to perform or comply with any covenant or agreement contained herein or any representation or warranty made or reaffirmed herein proves to be materially inaccurate. Any provision of any Transaction Document which applies to Transaction Documents generally shall apply to this letter agreement.

(Signature Page Follows)

Very truly yours,
PGIM, INC.

By: _/s/ J. Alex Stuart____________________
Vice President

[Signature Page to Amendment No. 4 Note Purchase and Private Shelf Agreement]

The foregoing letter agreement is
hereby accepted as of the
date first above written:
CENTERSPACE, LP
By: Centerspace, Inc.
Its: General Partner

By:    _/s/ Bhairav Patel__________________
Name: Bhairav Patel
Title:     Chief Financial Officer and Executive Vice President

GUARANTORS:
CENTERSPACE

By: _/s/ Bhairav Patel___________________
Name: Bhairav Patel
Title: Chief Financial Officer and Executive Vice President

CENTERSPACE, INC.

By: _/s/ Bhairav Patel___________________
Name: Bhairav Patel
Title: Chief Financial Officer and Executive Vice President
[Signature Page to Amendment No. 4 Note Purchase and Private Shelf Agreement]